November 30, 2018

SEMPER SHORT DURATION FUND

Institutional Class	SEMIX
Investor Class	SEMRX

A series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information ("SAI"), dated March 30, 2018

Summary Prospectus and Prospectus

Effective immediately, the second paragraph under the Fund's "Principal Investment Strategies" section on page 2 of the Fund's Summary Prospectus and pages 9 and 17 of the Fund's Prospectus is modified as follows:

"The Short Duration Fund may invest in asset-backed securities ("ABS"), including mortgage-backed securities ("MBS").  MBS refers to a type of fixed income instrument that represents an interest in a pool of mortgages, including residential MBS ("RMBS"), commercial MBS ("CMBS") and securities issued by government sponsored entities (agency MBS).  MBS, including CMBS and RMBS, include fixed and variable rate securities with underlying fixed or variable rate mortgage loans and securities issued by private entities (non-agency MBS). As part of the Fund's agency RMBS investments, the Fund may invest in credit risk transfer securities. Credit risk transfer securities are fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities."

Effective immediately, the following risk disclosure is added under "Residential Mortgage-Backed Securities Risks" on page 10 of the Fund's Summary Prospectus and page 24 of the Fund's Prospectus under "Municipal Securities Risk."

"Credit Risk Transfer Securities Risk.  Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the government sponsored entity and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored entity fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored entities or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default."

SAI

Effective immediately, the following section is added to the "Investment Policies" section on page 9 of the SAI, under "Asset Backed Securities."

"Credit Risk Transfer Securities
The Short Duration Fund may invest in fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities ("GSEs"). These obligations are referred to as "Credit Risk Transfer Securities." Typically, such securities are issued at par and have stated final maturities. The securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans held in various GSE-guaranteed MBS ("Reference Obligations"). The issuing GSE selects the pool of Reference Obligations based on that GSE's eligibility criteria. The performance of the securities will be directly affected by the selection of the Reference Obligations by the GSE. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.

While the structure of Credit Risk Transfer Securities mimics the cash flows of a mezzanine securitized tranche, the securities are not directly linked to the Reference Obligations. Thus, the payment of principal and interest on the securities is tied to the performance of the pool of Reference Obligations. However, in no circumstances will the actual cash flow from the Reference Obligation be paid or otherwise made available to the holders of the securities. This is different than in the case of covered notes, where the issuer default would allow investors to have an additional lien on the underlying loans.

The risks associated with an investment in Credit Risk Transfer Securities will be different than the risks associated with an investment in MBS. The securities are the corporate obligations of the issuing GSE and are not secured by the Reference Obligation, the mortgaged properties or the borrowers' payments under the Reference Obligations. Holders of the securities are general creditors of the issuing GSE and will be subject to the risk that the issuing GSE will be unable to meet its obligation to pay the principal and interest of the Securities in accordance with their terms of issuance. The securities may be considered high risk and complex securities. As a result, in the event that a GSE fails to pay principal or interest on the securities or goes through a bankruptcy, insolvency or similar proceeding (but conservatorship of Freddie Mac or Fannie Mae would not be considered an "event of default"), holders of Credit Risk Transfer Securities have no direct recourse to the underlying loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such scenario."

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is November 30, 2018.